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                                                               Exhibit 10.12d

                         2002 RESTRICTED STOCK PLAN
                         FOR NON-EMPLOYEE DIRECTORS
                  As Amended and Restated November 1, 2002

ARTICLE I. GENERAL PROVISIONS.
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         SECTION 1. PURPOSES. The 2002 Restricted Stock Plan for
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         Non-Employee Directors (the "Plan") is designed to retain and attract Non-Employee Directors and to solidify the common interest of Directors and shareholders in enhancing the value of the Company's Shares.

         SECTION 2. DEFINITIONS. Except where the context otherwise
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         indicates, the following definitions apply:

         "ANNUAL MEETING" means the Annual Meeting of Shareholders of The Laclede Group, Inc.

         "BOARD" means the Board of Directors of the Company.

         "COMPANY" means The Laclede Group, Inc., a Missouri corporation, and any successor that assumes the Plan.

         "CURRENT VESTED NON-EMPLOYEE DIRECTOR" means a Non-Employee Director who, as of November 1, 2002, is vested under the Retirement Plan for Non-Employee Directors.

         "CURRENT NON-VESTED NON-EMPLOYEE DIRECTOR" means a Non-Employee Director who, as of November 1, 2002, is not vested under the Retirement Plan for Non-Employee Directors.

         "DIRECTOR" means a member of the Board.

         "EMPLOYEE DIRECTOR" means a member of the Board who is employed by, or was formerly employed by, the Company or any of its subsidiaries.

         "FAIR MARKET VALUE" means the average of the highest and lowest sales prices of the Company's shares on the effective date of a Grant (or, if Shares were not traded on such day, the next preceding day on which Shares were traded) as reported in The Wall
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         Street Journal under the heading "New York Stock Exchange Composite
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         Transactions" or any similar or successor heading.

         "GRANT" means the instruction to the Trustee by the Company pursuant to Article III, Section 4 for the purchase of Shares for the account of a Participant under the Plan.

         "GRANTED TO" means the act by which the Company instructs the Trustee to purchase the Shares for the account of a Non-Employee Director pursuant to this Plan.

         "NEW NON-EMPLOYEE DIRECTOR" means a Non-Employee Director, other than a Current Vested Non-Employee Director, elected at or after the Annual Meeting in January 2003 or any adjournment thereof to a term as Non-Employee Director.

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         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not and never has been employed by the Company or any of its subsidiaries.

         "PARTICIPANT" means a Non-Employee Director.

         "SHARES" means shares of common stock of the Company and any related securities including, without limitation, related preferred stock purchase rights.

         "TRUSTEE" means UMB Bank, National Association.

         SECTION 3. SHARES AVAILABLE FOR GRANTS. There shall be 50,000
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         Shares available for Grants under this Plan and the Shares shall be purchased on the open market by the Trustee and held in trust by the Trustee for the account of each of the Participants in the Plan until vested. All Shares to be held in trust under this Plan shall be held by the Trustee pursuant to a trust agreement between the Company and the Trustee, as amended from time to time.


ARTICLE II. GRANTS OF SHARES.
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         SECTION 1. NEW NON-EMPLOYEE DIRECTORS AND CURRENT NON-VESTED
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         NON-EMPLOYEE DIRECTOR. Effective on the date that he or she
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         commences to serve as a New Non-Employee Director, a Grant of 800
         Shares shall be made for the account of such New Non-Employee
         Director.

         SECTION 2. ADDITIONAL GRANTS. Effective on the date of each Annual
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         Meeting following the initial Grant of Shares to a Non-Employee
         Director pursuant to this Article II, an additional Grant of (a) 200 Shares shall be made in the name of each Current Vested Non-Employee Director continuing to serve as a Non-Employee Director; and (b) 350 Shares shall be made in the name of each New Non-Employee Director and the Current Non-Vested Non-Employee Director continuing to serve as a Non-Employee Director; in each case for service rendered during the year preceding each such Annual Meeting.


ARTICLE III. TERMS AND CONDITIONS OF GRANTS OF SHARES.
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         SECTION 1. DIVIDEND AND VOTING RIGHTS. As soon as practicable after
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         the Trustee's receipt thereof, the Trustee shall pay to each
         Participant in the Plan the applicable cash dividends declared and paid on the Shares held by the Trustee for the account of such Participant in the Plan. In addition, each Participant shall be entitled to vote the Shares held by the Trustee for the account of that Participant in the Plan.

         Notwithstanding any provision of this Plan, neither this Plan nor any Grant of Shares hereunder shall impose on the Company any obligation to declare and pay dividends on the Shares.

         SECTION 2. VESTING OF SHARES. Shares will vest (or be forfeited)
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         depending upon the Participant's age entering the Plan, and the duration of the Participant's service as a Non-

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         Employee Director, as specified in the Share Vesting Schedule hereinafter set forth, or sooner, to the extent provided in the final unnumbered paragraph of this Section 2 of Article III and in
         Article IV:

         AGE ENTERING PLAN          SHARE VESTING SCHEDULE
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         UNDER 60                   No shares vest prior to 65th birthday.
                                    If service ends before 65th birthday,
                                    Participant forfeits all rights to any
                                    Shares.

                                    If service continues after 65th birthday but ends before 70th birthday, 1/2 of the previously unvested accumulated Shares vest at 65th birthday, and at each succeeding Annual Meeting held on or after Participant's 65th birthday, 1/2 of each annual Grant of Shares shall be vested.

                                    If service continues on or after 70th
                                    birthday, all previously accumulated
                                    unvested Shares vest on Participant's
                                    70th birthday. Annually thereafter at
                                    each succeeding Annual Meeting, all of
                                    each annual Grant of Shares shall be
                                    vested for each year of continued
                                    service beyond 70th birthday.

         60-64 No Shares vest prior to fifth anniversary date of entry into the Plan. If service ends before the Annual Meeting date immediately following the Participant's fifth anniversary of entry into the Plan, the Participant forfeits all rights to receive any Shares.

                                    If service continues at least until the
                                    Annual Meeting date immediately
                                    following the Participant's fifth
                                    anniversary of entry into the Plan, 1/2
                                    of the previously accumulated Shares
                                    vest on such Annual Meeting date and at
                                    each succeeding Annual Meeting
                                    thereafter, 1/2 of each annual Grant of
                                    Shares shall be vested.

                                    If service continues on or after 70th
                                    birthday, all previously accumulated
                                    unvested Shares vest on 70th birthday.
                                    Annually thereafter at each succeeding
                                    Annual Meeting, all of each annual Grant of Shares shall be vested for each year of continued service beyond age 70.

         65-69 No Shares vest prior to second anniversary date of entry into the Plan. If service ends before such second anniversary date, the Participant forfeits all rights to receive any Shares.

                                    If service continues until the Annual
                                    Meeting date immediately following the
                                    second anniversary of entry into the
                                    Plan, 1/2 of the previously accumulated
                                    Shares vest on such Annual Meeting date.
                                    At each succeeding Annual Meeting
                                    thereafter, 1/2 of each annual Grant of
                                    Shares shall be vested.

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                                    If service continues after the Annual
                                    Meeting date immediately following the
                                    second anniversary of entry into the
                                    Plan and after 70th birthday, all
                                    previously accumulated unvested Shares
                                    vest on 70th birthday. Annually
                                    thereafter at each succeeding Annual
                                    Meeting, all of each annual Grant of
                                    Shares shall be vested for each year of
                                    continued service after 70th birthday.


         AGE ENTERING PLAN          SHARE VESTING SCHEDULE
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         70 OR OVER                 1/2 of the Shares vest upon entry into the
                                    Plan.

                                    If service continues after the Annual
                                    Meeting date immediately following the
                                    first anniversary of entry into the
                                    Plan, all previously accumulated
                                    unvested Shares vest on such Annual
                                    Meeting date. Annually thereafter at
                                    each succeeding Annual Meeting, all of
                                    each annual Grant of Shares shall be
                                    vested for each year of continued
                                    service.

         For purposes of the above vesting schedule in this Section 2 of
         Article III, "for each year of continued service" means, for the first year of such continued service, service as a Director from the time of the Director's birthday, or attaining the specified years of service under the Plan, as the case may be, until the time of the next Annual Meeting, and thereafter shall mean the respective periods between Annual Meetings. Any Shares that are unvested at the time a Non-Employee Director's service as a Director ends shall be immediately forfeited, except as set out in
         Article IV.

         To the extent that the Grant of any Shares under the Plan, at the time of such Grant, would only be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") if the Plan were to contain a provision prohibiting sale of such Shares for at least six months after such award, Shares granted under the Plan may not be sold for at least six months after the Grant thereof.

         All fractional Shares shall be rounded down to the next lower whole number.

         Notwithstanding anything to the contrary set forth above in this
         Section 2 of Article III, or elsewhere in this Plan: (a) all previously accumulated unvested shares held by any Non-Employee Director under this Plan shall vest following twelve years of continuous service by such Non-Employee Director, such vesting to take place on the Annual Meeting date immediately following the twelfth anniversary of the commencement of service by such Non-Employee Director (the "Twelfth Anniversary Date"); and (b) all shares granted to such Non-Employee Director under this Plan on or after said Twelfth Anniversary Date, shall vest immediately upon the granting thereof. For the purpose of this unnumbered paragraph, "years of continuous service" shall include any number of years of continued membership on the Board of Directors (without any hiatus in the period of such Board membership) by a Non-Employee Director, commencing on the date of initial Board membership as a Non-Employee Director, and continuing annually from anniversary date to anniversary date, so long as such Non-Employee Director remains, without interruption, as a Non-Employee Director.

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         SECTION 3. TRANSFER RESTRICTIONS. Shares granted pursuant to this
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         Plan may not be transferred, sold, assigned, pledged or
         hypothecated until vested in accordance with the terms and conditions of this Plan, or as otherwise provided in this Plan. A legend referring to the foregoing restrictions may be placed on all certificates representing unvested Shares unless such Shares are held by the Trustee as provided in Section 4 below and an additional legend may be placed on Shares as to which resale restrictions otherwise apply.

         SECTION 4. DELIVERY OF CERTIFICATES. Certificates representing
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         unvested Shares granted to Non-Employee Directors pursuant to this
         Plan shall be held in trust by the Trustee, so long as the transfer restrictions set forth in Section 3 of this Article III remain in effect with respect to such Shares. Upon direction of an authorized Company officer designated from time to time as such in writing by the Company (the "Officer"), the Trustee shall: (a) release certificates representing previously unvested Shares from trust, cause such Shares to be registered in the Non-Employee Director's name and reissue said certificates without the restrictive legend in the name of the Non-Employee Director, and deliver such certificates to the Non-Employee Director promptly upon expiration of such transfer restrictions; and (b) release certificates representing vested Shares from trust and deliver to the Non-Employee Director promptly; subject only to any restrictions that may be established by the Company, on the advice of its counsel, to comply with Federal or State securities laws or other legal requirements, and provided, however, that the Trustee may designate the Company as agent for the delivery of the Shares to Participants and, to the extent any such designation shall be made, the Trustee shall be relieved of any liability for such delivery. At the Company's direction the Trustee shall deliver forfeited Shares under the terms of the Plan to the Company or use the forfeited Shares for future Grants.

         SECTION 5. ADJUSTMENT TO SHARES. If the Company subdivides or
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         combines its outstanding common stock into a greater or lesser number of shares or if the Board shall determine that a stock dividend, reclassification, business combination, exchange of shares, warrants or rights offering to purchase Shares or other similar event affects the Shares such that an adjustment is required to preserve the benefits or potential benefits intended to be made available under this Plan, the Board may make adjustments to the number of Shares that may be awarded and the number of Shares subject to outstanding Grants under this Plan. Any new or additional Shares or other securities to which a Non-Employee Director, by virtue of Grants hereunder, becomes entitled due to any such adjustment, shall be held by the Trustee in trust and shall be dealt with in the same manner as the Shares giving rise thereto are distributed. The Trustee shall sell any other instrument or property so received that does not give the holder the right to acquire Shares, and shall distribute the sales proceeds to the respective participants.


ARTICLE IV. CESSATION OF SERVICE UNDER SPECIAL CIRCUMSTANCES.
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         SECTION 1. DEATH OR DISABILITY. Anything to the contrary
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         notwithstanding, if a Non-Employee Director: (a) dies; or (b)
         suffers an irreversible incapacity or disability before any Shares granted to him or her have become vested, then all such Shares which are still forfeitable shall immediately be deemed vested and nonforfeitable. A Non-Employee Director shall be deemed to have suffered an irreversible incapacity or disability for purposes of this Plan if, based on competent medical advice satisfactory to the Board, he or

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         she is prevented from performing the duties of Director because of an irreversible incapacity or disability for a period of six
         (6) months.

         SECTION 2. CESSATION OF SERVICE FOLLOWING CHANGE IN CONTROL.
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         Notwithstanding anything herein to the contrary, if a Non-Employee
         Director's relationship as a Director of the Company is terminated and if such termination occurs within four years following a change in control of the Company, then all Shares that have been Granted to him or her and that may still be forfeitable shall immediately be deemed vested and nonforfeitable. For purposes of this Section 2, Article IV, a "change in control of the Company" means (i) the purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act of 1934 ("Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the Company's then outstanding Shares or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of Directors; or (ii) individual members of the Board, as of November 1, 2002 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 1, 2002 whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial election to office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a party other than the Board; or(iii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the surviving entity's then outstanding shares of common stock or the surviving entity's combined voting power entitled to vote generally in the election of directors, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets. In making this computation as to any Company shareholder who was also an equity owner in any other party to such reorganization, merger, or consolidation prior to consummating such transaction, only the common stock or voting power relating to such shareholder's equity interests in the Company shall be counted towards the 50% threshold in the prior sentence.


ARTICLE V. MISCELLANEOUS PROVISIONS.
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         SECTION 1. GOVERNING LAW. This Plan and all actions taken hereunder
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         shall be governed by the laws of the State of Missouri.

         SECTION 2. WITHHOLDING. The Company may make such provisions and
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         take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any event or action under this Plan.

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         SECTION 3. EFFECTIVE DATE AND TERM OF GRANTING SHARES. This Plan
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         has been amended and restated effective as of November 1, 2002, subject to approval by the Company's shareholders, and the granting of Shares hereunder shall terminate as of November 1, 2012. All references to service by a Participant as a Non-Employee Director of the Company in this Plan shall include any service such Participant provided to Laclede Gas Company as a Non-Employee Director prior to October 1, 2001 as well as any service provided to the Company as a Non-Employee Director on and after October 1, 2001.


ARTICLE VI. AMENDMENTS.
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         SECTION 1. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 2
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         below, the Board may from time to time amend this Plan or
         discontinue this Plan or any provision thereof; provided, however, that no amendment may be made that would (a) change the types of awards under this Plan, (b) materially increase the aggregate number of Shares that may be granted under this Plan (except for the equitable adjustments referred to in Article III, Section 5 above), (c) change the category of Directors eligible to receive Shares under this Plan, (d) materially extend the period during which Grants may be made under this Plan, or (e) amend Articles II and III of this Plan more than once every six months, other than to comport with changes in the Internal Revenue Code or the rules thereunder.

         SECTION 2. EFFECT ON SHARES GRANTED. No amendment or
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         discontinuation of this Plan or any provision thereof shall, without the written consent of the Non-Employee Director, adversely affect any Shares theretofore granted to such Non-Employee Director under this Plan.

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